STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, Richard H. Barnhardt, a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                      /s/ Richard H. Barnhardt      (SEAL)
                                         Richard H. Barnhardt

STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, Thomas A. Betts, Jr., a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                              /s/ Thomas A. Betts, Jr.    (SEAL)
                                                  Thomas A. Betts, Jr.

STATE OF NORTH CAROLINA
COUNTY OF MECKLENBURG

                                POWER OF ATTORNEY

         I, H. Tate Bowers, a resident of Mecklenburg County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Charlotte, County of Mecklenburg, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                                /s/ H. Tate Bowers        (SEAL)
                                                    H. Tate Bowers

STATE OF NORTH CAROLINA
COUNTY OF HERTFORD

                                POWER OF ATTORNEY

         I, Ernest L. Evans, a resident of Hertford County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Ahoskie, County of Hertford, North Carolina, before the undersigned Notary Public on this 7th day of January, 1998.


                                      /s/ Ernest L. Evans      (SEAL)
                                          Ernest L. Evans

STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, J. Richard Futrell, Jr., a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                     /s/ J. Richard Futrell, Jr.          (SEAL)
                                         J. Richard Futrell, Jr.

STATE OF NORTH CAROLINA
COUNTY OF ORANGE

                                POWER OF ATTORNEY

         I, Dr. Michael K. Hooker, a resident of Orange County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Chapel Hill, County of Orange, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                          /s/ Michael K. Hooker           (SEAL)
                                          Dr. Michael K. Hooker

STATE OF NORTH CAROLINA
COUNTY OF RANDOLPH

                                POWER OF ATTORNEY

         I, William D. Hoover, a resident of Randolph County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Asheboro, County of Randolph, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                             /s/ William D. Hoover        (SEAL)
                                                 William D. Hoover

STATE OF NORTH CAROLINA
COUNTY OF VANCE

                                POWER OF ATTORNEY

         I, Robert L. Hubbard, a resident of Vance County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Henderson, County of Vance, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                                 /s/ Robert L. Hubbard    (SEAL)
                                                     Robert L. Hubbard

STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, William H. Kincheloe, a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                            /s/ William H. Kincheloe      (SEAL)
                                                William H. Kincheloe

STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, Charles T. Lane, a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 7th day of January, 1998.


                                                   /s/ Charles T. Lane    (SEAL)
                                                       Charles T. Lane

STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, Robert R. Mauldin, a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 7th day of January, 1998.


                                              /s/ Robert R. Mauldin       (SEAL)
                                                  Robert R. Mauldin

STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, Joseph H. Nelson, a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 7th day of January, 1998.


                                            /s/ Joseph H. Nelson         (SEAL)
                                                Joseph H. Nelson

STATE OF NORTH CAROLINA
COUNTY OF WAKE

                                POWER OF ATTORNEY

         I, Dean E. Painter, Jr., a resident of Wake County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Raleigh, County of Wake, North Carolina, before the undersigned Notary Public on this 7th day of January, 1998.


                                                 /s/ Dean E. Painter, Jr. (SEAL)
                                                     Dean E. Painter, Jr.

STATE OF NORTH CAROLINA
COUNTY OF MOORE

                                POWER OF ATTORNEY

         I, O. Tracy Parks III, a resident of Moore County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Pinehurst, County of Moore, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                               /s/ O. Tracy Parks III     (SEAL)
                                                   O. Tracy Parks III

STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, Frank L. Pattillo, a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                                 /s/ Frank L. Pattillo    (SEAL)
                                                     Frank L. Pattillo

STATE OF NORTH CAROLINA
COUNTY OF RANDOLPH

                                POWER OF ATTORNEY

         I, William H. Redding, Jr., a resident of Randolph County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Asheboro, County of Randolph, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                              /s/ William H. Redding, Jr.  SEAL)
                                                  William H. Redding, Jr.

STATE OF NORTH CAROLINA
COUNTY OF WAKE

                                POWER OF ATTORNEY

         I, Charles M. Reeves III, a resident of Wake County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Raleigh, County of Wake, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                          /s/ Charles M. Reeves III       (SEAL)
                                              Charles M. Reeves III

STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, Cecil W. Sewell, Jr., a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                         /s/ Cecil W. Sewell, Jr.         (SEAL)
                                             Cecil W. Sewell, Jr.

STATE OF NORTH CAROLINA
COUNTY OF WILSON

                                POWER OF ATTORNEY

         I, George T. Stronach III, a resident of Wilson County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Wilson, County of Wilson, North Carolina, before the undersigned Notary Public on this 8th day of January, 1998.


                                        /s/ George T. Stronach III    (SEAL)
                                            George T. Stronach III

STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, A. P. Thorpe III, a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                  /s/ A. P. Thorpe III              (SEAL)
                                   A. P. Thorpe III

STATE OF NORTH CAROLINA
COUNTY OF LEE

                                POWER OF ATTORNEY

         I, Joseph L. Wallace, Jr., a resident of Lee County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Sanford, County of Lee, North Carolina, before the undersigned Notary Public on this 7th day of January, 1998.


                                     /s/ Joseph L. Wallace, Jr.           (SEAL)
                                         Joseph L. Wallace, Jr.

STATE OF NORTH CAROLINA
COUNTY OF NASH

                                POWER OF ATTORNEY

         I, William H. Wilkerson, a resident of Nash County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Rocky Mount, County of Nash, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                /s/ William H. Wilkerson           (SEAL)
                                 William H. Wilkerson

STATE OF NORTH CAROLINA
COUNTY OF WAKE

                                POWER OF ATTORNEY

         I, Charles P. Wilkins, a resident of Wake County, North Carolina, of legal age and legally competent for all purposes, hereby acting in my capacity as a member of the Board of Directors of Centura Banks, Inc., a corporation duly organized and existing under the laws of North Carolina (the "Corporation"), do hereby grant this Power of Attorney to Joseph A. Smith, Jr., Senior Vice President and General Counsel of the Corporation, who is of legal age and who is legally competent for all purposes so that he may perform any and all acts necessary to achieve the purposes described hereinafter. I expressly authorize the said attorney-in-fact to execute and deliver to the Securities and Exchange Commission or to other appropriate federal, state, or local governmental entities on my behalf all documents, including, but not limited to, one or more Registration Statements on Form S-4 and any and all amendments relating thereto, on behalf of the Corporation and its Board of Directors, which may, in the opinion of the said attorney-in-fact be necessary or appropriate in connection with the consummation of the transaction whereby Pee Dee Bankshares, Inc. ("Bankshares") will be merged with and into the Corporation, and Bankshares' subsidiary, Pee Dee State Bank, will be merged with and into Centura Bank, a wholly-owned bank subsidiary of the Corporation, all upon such terms and conditions as the said attorney-in-fact may deem advisable.

         IN TESTIMONY WHEREOF, I hereby sign and seal this Power of Attorney in the City of Raleigh, County of Wake, North Carolina, before the undersigned Notary Public on this 6th day of January, 1998.


                                      /s/ Charles P. Wilkins            (SEAL)
                                       Charles P. Wilkins